UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)  January 17, 2006

                   GOLDMAN SACHS ASSET BACKED SECURITIES CORP.
                            GS AUTO LOAN TRUST 2005-1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            333-101904                              02-0678069
           333-101904-03                            51-6548509
      (Commission File Number)           (IRS Employer Identification No.)

                    85 Broad Street, New York, New York 10004
               (Address of Principal Executive Offices)(Zip Code)

                                 (212) 902-1000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Auto Loan Trust 2005-1 pursuant to the terms of the Sale and Servicing Agreement, dated as of August 19, 2005 among GS Auto Loan Trust 2005-1 (the "Issuer"), a Delaware statutory trust, Goldman Sachs Asset Backed Securities Corp., a Delaware corporation (the "Depositor"), JPMorgan Chase Bank National Association, as Indenture Trustee (in such capacity, the "Indenture Trustee"), and Goldman Sachs Mortgage Company, a New York limited partnership, as servicer (in such capacity, the "Servicer").

     On January 17, 2006 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1  Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on January 17, 2006 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Goldman Sachs Asset Backed Securities Corp.
                          GS Auto Loan Trust 2005-1

                          JPMorgan Chase Bank, N.A., not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  March 1, 2006      By: /s/  Annette Marsula
                             --------------------------------------------
                             Annette Marsula
                             Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         January 17, 2006



                                  Exhibit 99.1

            Monthly Certificateholder Statement on January 17, 2006

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

                           GS Auto Loan Trust 2005-1
                        Statement to Certificateholders
                               January 17, 2006
-----------------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original         Beginning                                                                               Ending
                Face           Principal                                                      Realized    Deferred     Principal
Class          Value           Balance           Principal        Interest        Total       Losses      Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
A1        306,000,000.00     106,092,624.34   42,619,895.47    374,262.95    42,994,158.42    0.00        0.00       63,472,728.87
A2        372,061,000.00     372,061,000.00            0.00  1,339,419.60     1,339,419.60    0.00        0.00      372,061,000.00
A3        396,354,000.00     396,354,000.00            0.00  1,469,812.75     1,469,812.75    0.00        0.00      396,354,000.00
A4        110,594,000.00     110,594,000.00            0.00    420,257.20       420,257.20    0.00        0.00      110,594,000.00
B          42,793,000.00      42,793,000.00            0.00    164,753.05       164,753.05    0.00        0.00       42,793,000.00
C          42,792,000.00      42,792,000.00            0.00    177,586.80       177,586.80    0.00        0.00       42,792,000.00
D          20,408,000.00      20,408,000.00            0.00          0.00             0.00    0.00        0.00       20,408,000.00
CERT                0.00               0.00            0.00          0.00             0.00    0.00        0.00                0.00
TOTALS  1,291,002,000.00   1,091,094,624.34   42,619,895.47  3,946,092.35    46,565,987.82    0.00        0.00    1,048,474,728.87
-----------------------------------------------------------------------------------------------------  ----------------------------
Factor Information Per $1,000 of Original Face                                                             Pass-through Rates
-----------------------------------------------------------------------------------------------------  ----------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class      Cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------  ----------------------------
A1       36292RAS0      346.70792268   139.28070415    1.22308154   140.50378569       207.42721853       A1             3.848400 %
A2       36292RAT8    1,000.00000000     0.00000000    3.60000000     3.60000000     1,000.00000000       A2             4.320000 %
A3       36292RAU5    1,000.00000000     0.00000000    3.70833333     3.70833333     1,000.00000000       A3             4.450000 %
A4       36292RAV3    1,000.00000000     0.00000000    3.80000000     3.80000000     1,000.00000000       A4             4.560000 %
B        36292RAW1    1,000.00000000     0.00000000    3.85000000     3.85000000     1,000.00000000       B              4.620000 %
C        36292RAX9    1,000.00000000     0.00000000    4.15000000     4.15000000     1,000.00000000       C              4.980000 %
D        36292RAY7    1,000.00000000     0.00000000    0.00000000     0.00000000     1,000.00000000       D              0.000000 %
TOTALS                  845.15331838    33.01303598    3.05661211    36.06964809       812.14028241
-----------------------------------------------------------------------------------------------------  ----------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Michael O Bullen
                  JPMorgan Chase Bank, N.A. - ITS - Global Debt
                                4 NEW YORK PLAZA
                            New York, New York 10004
                               Tel: (212) 623-4506
                               Fax: (212) 623-5931
                      Email: michael.o.bullen@jpmchase.com
                     ---------------------------------------

Collections received with respect to the Receivables
                              Payments Collected Attributed to Principal                                           24,068,995.40
                              Accounts Paid in Full                                                                16,614,610.10
                              Liquidated Receivables                                                               2,466,714.88
                              Repurchased Receivables - Principal Portion                                          0.00
                              Other Principal Reductions                                                           12,099.66

                              Payments Collected Attributable to Interest                                          6,010,323.96
                              Repurchased Receivables - Interest Portion                                           0.00

Pool Information
                              Beginning Pool Balance                                                               1,120,022,015.35
                              Beginning Pool Balance per $1,000 Original Principal Balance                         850.64
                              Ending Pool Balance                                                                  1,076,859,595.31
                              Ending Pool Balance per $1,000 Original Principal Balance                            817.86
                              WAC                                                                                  6.60%
                              WAM                                                                                  49.08

Fees
                              Net Servicing Fee Due                                                                980,019.26
                              Net Servicing Fee Due per $1,000 original principal balance                          0.74431216
                              Net Servicing Fee Paid                                                               980,019.26
                              Net Servicing Fee Paid per $1,000 original principal balance                         0.74431216
                              Unpaid Net Servicing Fees                                                            0.00
                              Unpaid Servicing Fee Paid per $1,000 original principal balance                      0.00000000
                              Cumulative Unpaid Net Servicing Fees                                                 0.00
                              Cumulative Unpaid Servicing Fee Paid per $1,000 original principal balance           0.00000000

                              Owner Trustee Fee                                                                    833.33
                              Owner Trustee Fee per $1,000 original principal balance                              0.00063290

                              Indenture Trustee Fee                                                                0.00
                              Indenture Trustee Fee per $1,000 original principal balance                          0.00000000

                              Receivables Servicer Supplement Payment Amount                                       0.00

Current Period Losses
                              Net Liquidation Losses                                                               1,613,803.93
                              Cumulative Net Liquidation Losses                                                    4,930,222.16

Current Period Liquidated or Purchased Receivables
                              Principal Balance of Liquidated/Defaulted Receivables                                2,466,714.88
                              Principal Balance of Repurchased Receivables                                         0.00

Delinquency Information
Delinquency Totals
         Group Totals
         Period               Number      Principal Balance           Percentage
         0-30 days               0                  0.00              0.00 %
         31-60 days            518          8,796,720.01              0.82 %
         61-90 days            121          2,060,891.19              0.19 %
         91+days               106          1,825,863.83              0.17 %
         Total                 745         12,683,475.03              1.18 %

Repossession Information (Total Inventory)
                              Number of Receivables as to which vehicles have been Repossessed                      82
                              Balance of Receivables as to which vehicles have been Repossessed                     1,674,569.53

Principal and Interest Detail
                              First Allocation of Principal                                                         0.00
                              First Allocation of Principal per $1,000 original principal balance                   0.00000000
                              Second Allocation of Principal                                                        0.00
                              Second Allocation of Principal per $1,000 original principal balance                  0.00000000
                              Third Allocation of Principal                                                         0.00
                              Third Allocation of Principal per $1,000 original principal balance                   0.00000000
                              Regular Principal Allocation                                                          43,162,420.04
                              Regular Principal Allocation per $1,000 original principal balance                    32.78130864

Principal Distribution Amounts
                              Principal Distribution - A-1                                                          42,619,895.47
                              Principal Distribution - A-2                                                          0.00
                              Principal Distribution - A-3                                                          0.00
                              Principal Distribution - A-4                                                          0.00
                              Principal Distribution - B                                                            0.00
                              Principal Distribution - C                                                            0.00
                              Principal Distribution - D                                                            0.00

Interest Distribution Amounts
                              Interest Distribution - A-1                                                           374,262.95
                              Interest Carryover Shortfall - A-1                                                    0.00
                              Cumulative Interest Carryover Shortfall - A-1                                         0.00

                              Interest Distribution - A-2                                                           1,339,419.60
                              Interest Carryover Shortfall - A-2                                                    0.00
                              Cumulative Interest Carryover Shortfall - A-2                                         0.00

                              Interest Distribution - A-3                                                           1,469,812.75
                              Interest Carryover Shortfall - A-3                                                    0.00
                              Cumulative Interest Carryover Shortfall - A-3                                         0.00

                              Interest Distribution - A-4                                                           420,257.20
                              Interest Carryover Shortfall - A-4                                                    0.00
                              Cumulative Interest Carryover Shortfall - A-4                                         0.00

                              Interest Distribution - B                                                             164,753.05
                              Interest Carryover Shortfall - B                                                      0.00
                              Cumulative Interest Carryover Shortfall - B                                           0.00

                              Interest Distribution - C                                                             177,586.80
                              Interest Carryover Shortfall - C                                                      0.00
                              Cumulative Interest Carryover Shortfall - C                                           0.00

Overcollateralization Amounts
                              Overcollateralization Target Amount                                                   37,690,085.84
                              Ending Overcollateralization Amount                                                   28,384,866.44

Three-Month Annualized Net Loss Ratio
                              Net Liquidation Losses                                                                1,613,803.93
                              Ending Pool Balance                                                                   1,076,859,595.31
                              Current Monthly Net Loss Ratio                                                        0.1499%
                              Prior Monthly Net Loss Ratio                                                          0.1509%
                              Second Prior Monthly Net Loss Ratio                                                   0.1139%
                              Three-Month Annualized Net Loss Ratio                                                 1.6587%

Three-Month Annualized Excess Spread Ratio
                              Excess Spread                                                                         1,083,379.02
                              Ending Pool Balance                                                                   1,076,859,595.31
                              Current Monthly Excess Spread Ratio                                                   0.1006%
                              Prior Monthly Excess Spread Ratio                                                     0.0927%
                              Second Prior Monthly Excess Spread Ratio                                              0.1331%
                              Three-Month Annualized Excess Spread Ratio                                            1.3057%

Three-Month Delinquency Ratio
                              Total Delinquencies Greater than 30 Days                                              12,683,475.03
                              Ending Pool Balance                                                                   1,076,859,595.31
                              Current Monthly Delinquency Ratio                                                     1.1778%
                              Prior Monthly Delinquency Ratio                                                       1.0533%
                              Second Prior Monthly Delinquency Ratio                                                1.0894%
                              Three-Month Delinquency Ratio                                                         1.1068%


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
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